CONFIRMATION

DATE:

April 27, 2007

TO:

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (“Counterparty”)

Phone #: 410-884-2000

Fax #: 410-715-2380

ATTN:

Client Manager-MARM 2007-HF1

FROM:

The Bank of New York (“BNY”)

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attn:  Swap Confirmation Dept.

Phone #: 212-804-5163/5161/5103

Fax #:  212-804-5818/5837

Email: irdsuppdocs@bankofny.com

RE:

Transaction Reference Number: 39181

===================================================================

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.   In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 27, 2007, as amended and supplemented from time to time (the “Agreement”), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:

The amount set forth on the Schedule I attached hereto for such Calculation Period

Trade Date:

April 5, 2007

Effective Date:

April 27, 2007

Termination Date:

April 25, 2014, subject to adjustment in accordance with the Modified Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

FIXED AMOUNTS

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th day of each month, beginning on May 25, 2007 and ending on the Termination Date with No Adjustment

Fixed Rate Payer

Payment Dates:

Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:

5.50% for each Calculation Period from and including April 27, 2007 to but excluding October 25, 2008; and

5.00% for each Calculation Period from and including October 25, 2008 to but excluding the Termination Date

Fixed Rate Day Count

Fraction:3

0/360

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on May 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month

Spread:

None

Floating Rate Day Count

Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable

Compounding:

Inapplicable

ADDITIONAL TERMS

Additional Payment:

BNY shall pay Counterparty USD 2,914,500.00 on April 27, 2007.

Business Days:

New York

Calculation Agent:

BNY

Payment Instructions:

When remitting funds

to us, please pay:

The Bank of New York

Derivative Products Support Department

ABA #:  021000018

Account #:  890-0068-175

Reference:  Interest Rate Swaps

We will pay you at:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA # 121-000-248

Acct. # 3970771416

Acct. Name: SAS Clearing

FFC: 53139201

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to: Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.

THE BANK OF NEW YORK

By:_/s/ Renee Etheart ____________

Name: Renee Etheart

Title: Vice President

Accepted and confirmed as

of the date first written:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST OF MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-HF1

By:_/s/ Graham M. Oglesby_____

Name: Graham M. Oglesby

Title: Vice President

Ref #: 39181

Schedule I

(all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Modified Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

From and including	To but excluding	Notional Amount (in USD)
4/27/2007	5/25/2007	649,573,851.99
5/25/2007	6/25/2007	620,119,871.96
6/25/2007	7/25/2007	589,801,627.23
7/25/2007	8/25/2007	559,843,965.24
8/25/2007	9/25/2007	532,471,217.19
9/25/2007	10/25/2007	506,435,826.13
10/25/2007	11/25/2007	481,208,485.01
11/25/2007	12/25/2007	457,677,652.93
12/25/2007	1/25/2008	435,296,593.79
1/25/2008	2/25/2008	414,009,164.06
2/25/2008	3/25/2008	393,761,960.10
3/25/2008	4/25/2008	374,396,127.53
4/25/2008	5/25/2008	356,084,803.98
5/25/2008	6/25/2008	338,668,367.13
6/25/2008	7/25/2008	322,103,113.12
7/25/2008	8/25/2008	306,347,471.17
8/25/2008	9/25/2008	291,361,899.58
9/25/2008	10/25/2008	276,755,423.27
10/25/2008	11/25/2008	263,216,467.66
11/25/2008	12/25/2008	250,339,303.61
12/25/2008	1/25/2009	234,250,126.04
1/25/2009	2/25/2009	214,704,895.88
2/25/2009	3/25/2009	204,197,943.55
3/25/2009	4/25/2009	194,204,726.20
4/25/2009	5/25/2009	184,700,143.64
5/25/2009	6/25/2009	175,660,321.20
6/25/2009	7/25/2009	167,062,549.98
7/25/2009	8/25/2009	158,885,229.96
8/25/2009	9/25/2009	151,107,815.82
9/25/2009	10/25/2009	143,710,765.56
10/25/2009	11/25/2009	136,675,491.45
11/25/2009	12/25/2009	129,896,270.31
12/25/2009	1/25/2010	120,636,919.19
1/25/2010	2/25/2010	113,744,466.18
2/25/2010	3/25/2010	102,552,052.16
3/25/2010	4/25/2010	97,529,606.14
4/25/2010	5/25/2010	92,752,895.07
5/25/2010	6/25/2010	88,209,905.86
6/25/2010	7/25/2010	83,889,212.27
7/25/2010	8/25/2010	79,779,946.29
8/25/2010	9/25/2010	75,871,770.80
9/25/2010	10/25/2010	72,154,853.76
10/25/2010	11/25/2010	68,619,843.45
11/25/2010	12/25/2010	65,257,845.10
12/25/2010	1/25/2011	62,060,398.52
1/25/2011	2/25/2011	58,994,576.23
2/25/2011	3/25/2011	56,103,721.90
3/25/2011	4/25/2011	53,354,378.12
4/25/2011	5/25/2011	50,739,624.04
5/25/2011	6/25/2011	48,252,877.01
6/25/2011	7/25/2011	45,887,856.85
7/25/2011	8/25/2011	43,638,629.60
8/25/2011	9/25/2011	41,433,524.98
9/25/2011	10/25/2011	39,372,263.93
10/25/2011	11/25/2011	37,366,887.98
11/25/2011	12/25/2011	33,812,509.61
12/25/2011	1/25/2012	30,349,586.90
1/25/2012	2/25/2012	15,577,376.41
2/25/2012	3/25/2012	11,708,841.40
3/25/2012	4/25/2012	11,068,321.09
4/25/2012	5/25/2012	10,522,108.00
5/25/2012	6/25/2012	10,002,796.58
6/25/2012	7/25/2012	9,509,064.15
7/25/2012	8/25/2012	9,039,652.97
8/25/2012	9/25/2012	8,593,367.05
9/25/2012	10/25/2012	8,169,069.11
10/25/2012	11/25/2012	7,765,677.75
11/25/2012	12/25/2012	7,366,184.86
12/25/2012	1/25/2013	7,002,348.80
1/25/2013	2/25/2013	6,656,445.65
2/25/2013	3/25/2013	6,327,593.13
3/25/2013	4/25/2013	6,014,952.29
4/25/2013	5/25/2013	5,717,725.41
5/25/2013	6/25/2013	5,435,153.94
6/25/2013	7/25/2013	5,149,877.25
7/25/2013	8/25/2013	4,895,296.90
8/25/2013	9/25/2013	4,617,555.75
9/25/2013	10/25/2013	4,389,206.86
10/25/2013	11/25/2013	4,172,124.54
11/25/2013	12/25/2013	3,965,753.99
12/25/2013	1/25/2014	3,769,567.70
1/25/2014	2/25/2014	3,353,207.50
2/25/2014	3/25/2014	2,655,438.19
3/25/2014	4/25/2014	2,512,048.09